REGISTRATION RIGHTS AGREEMENT

                    REGISTRATION RIGHTS AGREEMENT (this
          "Agreement"), dated as of December 31, 1994 between ECKERD CORPORATION, a Delaware corporation (the "Company"), and the Eckerd Corporation Profit Sharing Plan, a trust organized under the laws of the state of Florida, for which NationsBank of Georgia, N.A. acts as trustee (the "Holder").

                    WHEREAS, the Holder is, at the date hereof, the owner of shares the Company's issued and outstanding shares of common stock, par value $.01 per share (the "Common Stock"), and the Company has irrevocably committed to deposit to the Holder an additional 128,000 shares of Common Stock (the "Committed Shares") during the period beginning January 28, 1995 and ending on January 31, 1997; and

                    WHEREAS, the parties hereto desire to enter into this Agreement which sets forth the terms of certain registration rights applicable to the Registrable
          Securities (as defined below);

                    NOW, THEREFORE, upon the premises and the mutual promises herein contained, and for good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties agree as follows:

                    1.  Certain Definitions.  As used in this
          Agreement, the following initially capitalized terms shall have the following meanings:

                         (a)  "Affiliate" means, with respect to
          any person, any other person who, directly or indirectly, is in control of, is controlled by or is under common control with the former person.

                         (b)  "Holder" means the Eckerd Corporation
          Profit Sharing Plan, which is the record holder of Registrable Securities. The term "Holder" does not include any Affiliate, transferee or assignee of the Eckerd Corporation Profit Sharing Plan, but does include a successor by operation of law to the Eckerd Corporation Profit Sharing Plan.

                         (c)  "Registration Expenses" means any and
          all expenses incident to the Company's performance or compliance with its obligations under this Agreement in connection with any registration of Registrable Securities pursuant to this Agreement including, without limitation, the following: (i) SEC filing fees; (ii) the fees, disbursements and expenses of the Company's counsel(s) and accountants in connection with the registration of the Registrable Securities to be disposed of under the Securities Act; (iii) the reasonable fees and disbursements of one counsel retained by the Holder in connection with a registration under Section 2 hereof;

          (iv) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Holder, underwriters and dealers and all expenses incidental to delivery of the Registrable Securities; (v) the cost of producing blue sky or legal investment memoranda; (vi) all expenses in connection with the qualification of the Registrable Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters or the Holder in connection with such qualification and in connection with any blue sky and legal investments surveys; (vii) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Registrable Securities to be disposed of; (viii) all security engraving and security printing expenses, (ix) all fees and expenses payable in connection with the listing of the Registrable Securities on each securities exchange or inter-dealer quotation system on which a class of common equity securities of the Company is then listed and (x) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

                         (d)  "Registrable Securities" means the
          shares of Common Stock (as presently constituted) identified in Schedule A attached hereto and the Committed Shares (as and when deposited with the Plan), any stock or other securities into which or for which such Common Stock may hereafter be changed, converted or exchanged, and any other securities issued to holders of such Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, stock dividend, merger, consolidation or similar transactions or events, provided that once issued, any such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement,
          (ii) such securities shall have been distributed to the public pursuant to Rule 144, (iii) such securities are held by a person or entity other than the Holder, (iv) new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company to the Holder and the subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (v) such securities shall have ceased to be outstanding or (vi) the Termination Date shall occur.

                         (e)  "Rule 144" means Rule 144 promulgated
          under the Securities Act, or any successor rule of similar effect.

                         (f)  "SEC" means the United States
          Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
                         (g)  "Securities Act" means the Securities
          Act of 1933, as amended, or any successor federal statute.

                         (h)  "Termination Date" means December 31,
          1998 or such later date as mutually agreed in writing by the parties to this Agreement.

                    2.  Demand Registration.

                         (a)  At any time prior to the Termination
          Date, upon written notice from the Holder in the manner set forth in Section 9(g) hereof requesting that the Company effect the registration under the Securities Act of any or all of the Registrable Securities held by the Holder, which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Company shall use its best efforts to effect, in the manner set forth in Section 4, the registration under the Securities Act of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request, provided that:

                              (i)  if, within 5 business days
               of receipt of a registration request pursuant to this Section 2(a), the Company is advised in writing (with a copy to the Holder requesting registration) by the managing underwriter of the proposed offering described below that, in such firm's good faith opinion, a registration at the time and on the terms requested would materially and adversely affect any immediately planned offering of securities by the Company that had been contemplated by the Company prior to receipt of notice requesting registration pursuant to this Section 2(a) (a "Transaction Blackout"), the Company shall not be required to effect a registration pursuant to this
               Section 2(a) until the earliest of (A) the abandonment of such offering, (B) 90 days after the completion of such offering, (C) the termination of any "hold back" period obtained by the underwriter(s) of such offering from any person in connection therewith or (D) 210 days after receipt by the Holder requesting registration of the managing underwriter's written opinion referred to above in this subsection (i);

                              (ii)  if, while a registration

               request is pending pursuant to this Section
               2(a), the Company has determined in good faith that (A) the filing of a registration statement would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (B) the Company then is unable to comply with SEC requirements applicable to the requested registration, the Company shall not be required to effect a registration pursuant to this Section 2(a) until the earlier of
               (1) the date upon which such material
               information is otherwise disclosed to the public or ceases to be material or the Company is able to so comply with applicable SEC requirements, as the case may be, and (2) 90 days after the Company makes such good-faith determination;

                              (iii)  the Company shall not be
               obligated to file a registration statement relating to a registration request pursuant to this Section 2(a) within a period of six months after the effective date of any other registration statement of the Company, whether such registration statement was effected pursuant to this Section 2(a) or otherwise (other than registration statements on Form S-4 or Form S-8 or any succesor or similar forms); and

                              (iv)  the Company shall not be
               obligated to effect more than two registration statements in any calendar year pursuant to requests made under this Section 2(a).
                         (b)  Notwithstanding any other provision
          of this Agreement to the contrary,
                              (i)  a registration requested by
               a Holder pursuant to this Section 2 shall not be deemed to have been effected (and, therefore, not requested for purposes of subsection 2(a)), (A) unless the registration statement filed in connection therewith has become effective, (B) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by the Holder or (C) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied (other than by reason of some act or omission by such Holder) or waived by the underwriters; and

                              (ii)  a registration requested

               by a Holder pursuant to Section 2(a) and later withdrawn at the request of such Holder shall be deemed to have been effected for purposes of
               Section 2(a), whether withdrawn by the Holder prior to or after the effectiveness of such requested registration, unless (x) such request is withdrawn by the Holder prior to the filing of a registration statement with the SEC and
               (y) the Holder had not made and withdrawn a registration request in the prior twelve-month period.

                         (c)  In the event that any registration
          pursuant to this Section 2 shall involve, in whole or in part, an underwritten offering, the Holder shall have the right to designate an underwriter reasonably satisfactory to the Company as the lead managing underwriter of such underwritten offering and the Company shall have the right to designate one underwriter reasonably satisfactory to the Holder as a co-manager of such underwritten offering.
                         (d)  The Company shall have the right to
          cause the registration of additional securities for sale for the account of any person (including without limitation the Company and the parties to the Registration Rights Agreement dated as of April 30, 1986, as amended (the "1986 Registration Rights Agreement"), among the Company, the Merrill Lynch Investors, the Bank Affiliates, the Institutional Investors and the Management Group (as such terms are defined therein)) in any registration of Registrable Securities requested by a Holder pursuant to Section 2(a); provided that the Company shall not have the right to cause the registration of such additional securities which are not Registrable Securities in a registration involving an underwritten offering if the Company and the Holder is advised in writing by the managing underwriter that, in such firm's opinion, the number of securities requested to be registered exceeds the number of securities which can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Holder and the Company. To the extent so advised by such managing underwriter of the number of securities which can be sold in such underwritten offering, the Company will include in such registration (i) first, all Registrable Securities requested to be included in such registration by the Holder and (ii) second, the additional securities that the Company proposes to include in such registration.

                    3. Expenses. The Company agrees to pay all Registration Expenses in connection with any registration requested pursuant to Section 2(a) hereof, provided that the Holder will pay all underwriting discounts and commissions and transfer taxes, if any.

                    4.  Registration and Qualification.  If and
          whenever the Company is required to use its best efforts

          to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 hereof, the Company shall:

                         (a)  prepare and file a registration
          statement under the Securities Act relating to the Registrable Securities to be offered as soon as practicable, but in no event later than 60 days after the date notice is given, and use its best efforts to cause the same to become effective within 120 days after the date notice is given;

                         (b)  prepare and file with the SEC such
          amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as the Holder shall request (which in no event shall exceed 120 days) and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period;

                         (c)  furnish to the Holder and to any
          underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Holder or such underwriter may reasonably request in order to facilitate the public sale of the Registrable Securities;

                         (d)  use its best efforts to register or
          qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holder or any underwriter of such Registrable Securities shall request, and use its best efforts to obtain all appropriate registrations, permits and consents required in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holder or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided that the Company shall not for any such purpose be required to register or qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;
                         (e)  (i) use its best efforts to furnish
          an opinion of counsel for the Company addressed to the underwriters and the Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its best efforts to furnish a "cold comfort" letter addressed to the underwriters and to the Holder, if permissible under applicable accounting practices, and signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Holder may reasonably request;

                         (f)  immediately notify the Holder in
          writing (i) at any time when a prospectus relating to a registration pursuant to Section 2 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case (i) or (ii) at the request of the Holder, prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

                         (g)  otherwise use its best efforts to
          comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                         (h)  use its best efforts to list all such
          Registrable Securities covered by such registration on each securities exchange and inter-dealer quotation system on which a class of common equity securities of the Company is then listed; and

                         (i)  furnish unlegended certificates
          representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Holder or the underwriters.

                    In connection with any registration of
          Registrable Securities being effected pursuant to Section 2 hereof, the Company may require the Holder to furnish the Company with such information regarding the Holder and the distribution of the securities covered by such registration as the Company may from time to time reasonably request in writing.

                    The Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in clause
          (f) of this Section 4, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registrable Securities which was in effect prior to such amendment or supplement. In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (f) of this Section 4 to and including the date on which the Holder has received the copies of the supplemented or amended prospectus contemplated by clause
          (f) of this Section 4.

                    5.  Underwriting; Due Diligence.

                         (a)  If requested by the underwriters for
          any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2 of this Agreement, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 6 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 4(e) hereof.

          The Holder shall be a party to any such underwriting agreement. Such underwriting agreement may contain such representations and warranties by the Holder as are customarily contained in underwriting agreements with respect to secondary distributions. The Holder agrees that it may not participate in any underwritten offering hereunder unless the Holder (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements approved by the Company and the Holder and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

                         (b)  In connection with the preparation
          and filing of each registration statement registering Registrable Securities under the Securities Act, the Company shall give the Holder and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified the Company's financial statements as shall be necessary, in the opinion of the Holder and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                    6.  Indemnification and Contribution.

                         (a)  In the event of any registration of
          Registrable Securities under the Securities Act pursuant to Section 2 of this Agreement, the Company agrees to indemnify and hold harmless, to the extent permitted by law, the Holder, its officers and directors, each underwriter of Registrable Securities so offered and each person, if any, who controls the Holder or any such underwriters within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) to which they or any of them may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) shall arise out of, or shall be based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), if used prior to the effective date of such registration statement, or contained in the prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein in the light of the circumstances under which they were made, not misleading or (c) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse the Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to the Holder or any such director, officer, underwriter or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder or any such director, officer, underwriter or controlling person, specifically stating that it is for use in the preparation thereof; and provided further, that the Company will not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities, if any, or any other person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this
          Section 6(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, has corrected any such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any director, officer, underwriter or controlling person and shall survive the transfer of such Registrable Securities by the Holder.

                         (b)  As a condition to including any
          Registrable Securities in any registration statement filed in accordance with Section 2 hereof and by exercising its registration rights under this Agreement, the Holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause
          (a) of this Section 6) the Company and its directors and officers and each person controlling the Company within the meaning of the Securities Act (and if requested by the underwriters, each underwriter who participates in the offering or sale of such Registrable Securities covered by the registration statement and each person, if any, who controls such underwriter within the meaning of the Securities Act but subject to the same provided further clause set forth in clause (a) of this Section 6 with respect to the underwriter's failure to deliver a final prospectus) with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of the Holder specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company (or any underwriter, if requested) or any of its directors, officers, or controlling persons (or controlling persons of the underwriters, if requested) and shall survive the transfer of such Registrable Securities by the Holder.

                         (c)  As soon as possible after receipt by
          an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding clauses of this Section 6, except to the extent that the indemnifying party is
          actually prejudiced by such failure to give notice.   If
          any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided that the indemnifying party shall not be entitled to so participate or so assume the defense if, in the indemnified party's reasonable judgment, a conflict of interest between the indemnified party and the indemnifying party exists in respect of such claim. After notice from the indemnifying party to such indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; and provided further that the Holder and its officers, directors, and controlling persons or the Company and its officers, directors and controlling persons, as the case may be, shall have the right to employ one counsel to represent such indemnified parties if, in such indemnified parties' reasonable judgment, a conflict of interest between the indemnified parties and the indemnifying parties exists in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party; and provided further that if, in the reasonable judgment of any of the indemnified parties, a conflict of interest between such indemnified parties and any other indemnified parties exists in respect of such claim, such indemnified parties shall be entitled to additional counsel or counsels and the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                         (d)  Indemnification similar to that
          specified in the preceding clauses of this Section 6 (with appropriate modifications) shall be given by the Company and the Holder of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and blue sky laws.

                         (e)  If the indemnification provided for
          in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or (b) of this Agreement, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 6(a) or
          (b), in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.
          The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6(e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 6(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 6(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
          Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this
          Section 6(e) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 6(e), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 6(c) has not been given with respect to such action; provided that the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise under this Section 6(e), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. Notwithstanding anything in this Section 6(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 6(e) to contribute any amount in excess of the proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

                    7.  Holdback.

                         (a)  The Holder agrees, if so required by
          the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of (including any sale pursuant to Rule 144) or otherwise dispose of any Registrable Securities or any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity security of the Company , during the 7 days prior to and the 120 days after any underwritten registration pursuant to Section
          2 has become effective (or such shorter period as may be required by the underwriter, subject to Section 7(b) hereof), except as part of such underwritten registration. Notwithstanding the foregoing sentence, the Holder shall be entitled to sell during the foregoing period securities in a private sale. The Company may legend and may impose stop transfer instructions on any certificate evidencing Registrable Securities relating to the restrictions provided for in this Section 7.

                         (b)  The Holder agrees that, if so
          required by the Company or any managing underwriter of an offering of Common Stock which is being effected pursuant to the exercise of the demand or incidental registration rights contained in the 1986 Registration Rights Agreement, that the Holder will not effect any public sale or distribution (including any sale pursuant to Rule

          144) of any Registrable Securities or any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity security of the Company during the 7 days prior to and 120 days after the effective date of such registration statement filed pursuant to the 1986 Registration Right Agreement; provided that the Holder will not be required to comply with this Section 7(b) with respect to any registration statement effected at a time when the Holder owns 1% or less of the shares of Common Stock then outstanding.

                    8.  No Transfer of Registration Rights or
          Assignments.

                         (a)  The Holder may not transfer all or
          any portion of its rights under this Agreement to any Affiliate, transferee or assignee, provided that the Holder may transfer all of its rights under this Agreement to its successor by operation of law.

                         (b)  Neither the Company nor the Holder
          may assign their rights under this Agreement.  The
          Company may not delegate its obligations under this Agreement.

                    9.  Miscellaneous.
                         (a)  Amendment.  This Agreement may be
          amended only by a written instrument duly executed by an authorized officer of each of the parties.

                         (b)  Waivers, etc.  No failure or delay on
          the part of either party (or the intended third-party beneficiaries referred to herein) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by an authorized officer of each of the parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                         (c)  Severability.  If any term or
          provision of this Agreement held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and each of the parties shall use its best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.


                         (d)  Further Assurances.  Subject to the
          specific terms of this Agreement, each of the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

                         (e)  Entire Agreement.  This Agreement
          contains the final and complete understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties, whether written or oral, with respect to the subject matter hereof. The paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement.

                         (f)  Counterparts.  For the convenience of
          the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

                         (g)  Notices.  Unless expressly provided
          herein, all notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given (i) when personally delivered or (ii) if mailed registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter refused by the addressee or its agent or (iii) if mailed by first class mail, on the fifth business day after being deposited in the mail, postage prepaid or
          (iv) if sent by overnight courier which delivers only upon the signed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent or (v) if telecopied, when receipt acknowledged:

               (i)   if to the Company, to

                     Eckerd Corporation
                     8333 Bryan Dairy Road
                     Largo, Florida  34647
                     Attention:  General Counsel

               (ii)  if to the Holder, to

                     Eckerd Corporation Profit Sharing Plan
                     c/o NationsBank of Georgia, N.A.
                     Institutional Administrative Services
                     600 Peachtree Street
                     7 Plaza South
                     Atlanta, Georgia  30308

                         (h)  GOVERNING LAW.  THIS AGREEMENT AND
          THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE

          INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

                         (i)  Termination.  This Agreement shall
          terminate, and thereby become null and void, on the Termination Date; provided that the provisions of Section 6 shall survive the termination of this Agreement.
                     IN WITNESS WHEREOF, the Company and the Holder have caused this Agreement to be duly executed by their authorized representative as of the date first above written.

                                 ECKERD CORPORATION

                                 By /s/ Francis A. Newman
                                 Name:   Francis A. Newman
                                 Title:  President

                                 ECKERD CORPORATION PROFIT
                                 SHARING PLAN
                                 By NationsBank of Georgia, N.A.,
                                 in its capacity as trustee

                                 By /s/ M. Carole Trizzino
                                 Name:   M. Carole Trizzino
                                 Title:  Vice President

                                      SCHEDULE A

                            REGISTRABLE SECURITIES

                                         Number of Shares
          Certificate Numbers            of Common Stock

                970                            161,522
               1621                          1,248,000

               3176                             64,000